                                                         Exhibit 10.1

                            TENTH AMENDMENT TO
                 WAREHOUSING CREDIT AND SECURITY AGREEMENT


     THIS TENTH AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 1st day of June, 1995, by and between U.S. HOME MORTGAGE CORPORATION, a Florida corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present commitment amount of Twenty-Five Million Dollars ($25,000,000) (the "Commitment"), to finance the origination and acquisition of Mortgage Loans as evidenced by a Fourth Amended and Restated Promissory Note in the principal sum of Forty Million Dollars ($40,000,000), dated as of June 15, 1993 (the "Note"), and by a Warehousing Credit and Security Agreement dated as of April 15, 1992, as the same may have been amended or supplemented (the "Agreement"); and

     WHEREAS, the Company has requested the Lender to amend the Agreement to reduce the interest rate, and the Lender has agreed to such amendment subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. Section 1.1 of the Agreement shall be amended to delete the definition of "Floating Rate" in its entirety and the following shall be substituted in lieu thereof:

          "Floating Rate" means a floating rate of interest which is equal to nine-tenths of one percent (9/10%) per annum over LIBOR. The Floating Rate will be adjusted as of the effective date of each weekly change in LIBOR. The Lender's determination of the Floating Rate as of any date of determination shall be conclusive and binding, absent manifest error.

     3. Section 2.4(a) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.4(a) Prior to the occurrence of an Event of Default and acceleration of the Obligations, the unpaid amount of each Advance against Mortgage Loans shall bear interest, from the date of such Advance at the Floating Rate.

     4. Section 2.9 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     2.9  Commitment Fees.

          (a) The Company agrees to pay to the Lender a Commitment Fee in the amount of one-tenth of one percent (1/10%) per annum of the lesser of Fifteen Million Dollars ($15,000,000) or the amount of the Commitment, which Commitment Fee shall be paid quarterly in advance and shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in such calendar quarter. The Company shall make quarterly payments of the Commitment Fee on the first (1st) day of each calendar quarter. If the expiration date of the Commitment is other than the last day of a calendar quarter, the Company shall pay the prorated portion of the quarterly Commitment Fee due from the beginning of the then current calendar quarter to and including the expiration date. For the purposes hereof, calendar quarters shall be defined as the three (3) month periods beginning on each April 1, July 1, October 1 and January 1. The Company shall not be entitled to a reduction in the amount of the Commitment Fee, in the event the amount of the Commitment is reduced or in the event that the Commitment is terminated prior to its stated expiration date. If the Commitment terminates prior to its stated expiration date, the unpaid balance of the Commitment Fee shall be due and payable in full on the date of such termination.

          (b) At the end of each calendar quarter during the term hereof commencing with the calendar quarter beginning on April 1, 1995, the Lender shall determine the three month average usage of the portion of the Commitment in excess of Fifteen Million Dollars ($15,000,000) by calculating the arithmetic daily average of the Advances outstanding during each such calendar quarter. To the extent the quarterly average usage (the "Used Portion") exceeds Fifteen Million Dollars ($15,000,000), the Company shall pay in arrears, within thirty (30) days after the end of each calendar quarter, a fee (the "Usage Fee"), equal to one-tenth of one percent (1/10%) per annum on the total amount by which the Used Portion of the Commitment exceeds Fifteen Million Dollars ($15,000,000) during such calendar quarter. If the expiration date of the Commitment is other than the first (1st) day of a quarter, the Company shall pay the prorated portion of the quarterly Usage Fee due from the beginning of the then current quarter to and including the expiration date. For the purposes hereof, quarters shall be defined as beginning April 1, July 1, October 1 and January 1. In the absence of manifest error, the calculation by the Lender of the amount of any Usage Fee shall be conclusive.

     5. As a condition precedent to the effectiveness of this Amendment, the Company shall deliver to the Lender (a) an executed original of this Amendment; and (b) a Two Hundred Fifty Dollar ($250) document production fee. This Amendment shall, assuming the foregoing conditions precedent have been satisfied, become effective on June 1, 1995.

     6. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     7. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                              U.S. HOME MORTGAGE CORPORATION,
                              a Florida corporation

                              /s/   Thomas A. Napoli
                              ---------------------------------
                              By:   Thomas A. Napoli
                              Its:  Vice President


                              RESIDENTIAL FUNDING CORPORATION,
                              a Delaware corporation

                              /s/   Donna A. West
                              ---------------------------------
                              By:   Donna A. West
                              Its:  Vice President

STATE OF Texas   )
                 ) ss
COUNTY OF Harris )

     On   May 31, 1995, before me, a Notary Public, personally appeared
Thomas A. Napoli, the Vice President of U.S. HOME MORTGAGE CORPORATION, a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                              /s/  Glenda J. Barth
                              -----------------------------
                              Glenda J. Barth
                              Notary Public
  (SEAL)                      My Commission Expires: 06/21/96


STATE OF Florida )
                 ) ss
COUNTY OF Broward)

     On June 1, 1995, before me, a Notary Public, personally appeared Donna A. West , the Vice President of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                              /s/  Marsha S. Grabin
                              ------------------------------
                              Marsha S. Grabin
                              Notary Public
  (SEAL)                      My Commission Expires: 09/15/98